SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)     February 23, 1999
                                                --------------------------------

                         HI-RISE RECYCLING SYSTEMS, INC.
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               (Exact Name of Registrant as Specified in Charter)


          Florida                      0-21946                   65-222933
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(State or Other Jurisdiction    (Commission File No.)          (IRS Employer
      of Incorporation)                                    Identification No.)

                   8505 N.W. 74TH STREET, MIAMI, FLORIDA 33166
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               (Address of Principal Executive Offices) (Zip Code)


Registrant's telephone number, including area code         (305) 597-0243
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          (Former Name or Former Address, if Changed Since Last Report)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.
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         On February 23, 1998,  Hi-Rise  Recycling  Systems,  Inc.  ("Hi-Rise"),
through a wholly-owned subsidiary, completed the purchase of all of the outstanding common stock of DeVivo Industries, Inc. ("DeVivo") and an affiliated company, Ecological Technologies, Inc. ("ETI" and, together with DeVivo, the "Companies"). The purchase was consummated pursuant to a Stock Purchase Agreement by and among Hi-Rise, the Companies, Mario DeVivo and two other selling stockholders identified in such agreement (collectively, the "Sellers"). The aggregate purchase price paid by Hi-Rise to Sellers consisted of $11,707,200 and 1,463,400 shares of Hi-Rise common stock. The cash portion of the purchase price was funded through a borrowing made under Hi-Rise's existing $40 million credit facility with General Electric Capital Corporation and the other lenders
to  that  credit  facility.   The  purchase  price  was  determined  based  upon
negotiations between Hi-Rise management and the Sellers. In connection with the transaction, Hi-Rise entered into five-year employment agreements with each of the Sellers and entered into a long term lease with Mario DeVivo for DeVivo's Newtown, Connecticut plant and office facility.

         DeVivo is in the business of manufacturing and supplying waste handling and recycling equipment to the greater New York City and New England markets. ETI owns certain patent rights relating to DeVivo's business.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA
         FINANCIAL INFORMATION AND EXHIBITS.
         -----------------------------------

         (a)  FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

         It is impracticable to provide the required financial statements at this time. The required financial statements will be filed either as an amendment to this Form 8-K or as an exhibit to Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1998 as soon as they become available, but in any event, not later than 60 days after the date of the filing of this Report on Form 8-K.

         (b)      PRO FORMA FINANCIAL INFORMATION.

         It is impracticable to provide the required pro forma financial information at this time. The required pro forma financial information will be filed either as an amendment to this Form 8-K or as an exhibit to Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1998 as soon as it becomes available, but in any event, not later than 60 days after the date of the filing of this Report on Form 8-K.


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
         (c)      EXHIBITS.

         2.1 Stock Purchase Agreement dated as of February 23, 1999 among Hi-Rise Recycling Systems, Inc., DII Acquisition Corp., DeVivo Industries, Inc., Ecological Technologies, Inc., Mario DeVivo, Mariano Tucciarone and Anthony Rosati.

         *27.1    Financial Data Schedule.

         *99.1    Financial Statements of DeVivo Industries, Inc.

         *99.2    Pro  forma   financial   information   with   respect  to  the
                  Registrant's acquisition of DeVivo Industries, Inc.

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*  To be filed by amendment  or with  Registrant's  Annual  Report on  Form 10-K for the fiscal year ended December 31, 1998.



                                    SIGNATURE
                                    ---------


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      HI-RISE RECYCLING TECHNOLOGIES, INC.



Dated: March 8, 1999                  By:      /S/  Brad Hacker
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                                               Brad Hacker
                                               Chief Financial Officer

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